Exhibit 99.1

STONEMOR INC. REPORTS THIRD QUARTER FINANCIAL RESULTS

TREVOSE, PA – November 12, 2020 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the third quarter and nine-month period ended September 30, 2020.  Investors are encouraged to read the Company's quarterly report on Form 10-Q when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

THIRD QUARTER FINANCIAL PERFORMANCE

•

Revenues for the third quarter were $76.9 million compared to $73.2 million in the third quarter in the prior year. Nine-month revenues were $218.8 million compared to $223.1 million in the prior year period. When adjusted to exclude revenues from properties divested since January 1, 2019, revenues for the quarter and nine months ended September 30, 2020 were $76.8 million and $217.3 million, respectively, compared to revenues of $69.2 million and $211.0 million, respectively, for the prior year periods.

•

Cemetery segment operating income for the third quarter was $11.7 million compared to $4.2 million in the third quarter in the prior year, representing an increase of $7.5 million. Nine-month cemetery segment operating profit was $24.3 million compared to $11.8 million in the prior year period, representing an increase of $12.6 million.

•

Funeral home segment operating income for the third quarter was $1.5 million compared to $1.1 million in the third quarter in the prior year, representing an increase of $0.4 million. Nine-month funeral home segment operating profit was $4.9 million compared to $4.4 million in the prior year period, representing an increase of $0.5 million.

•	Corporate overhead expense decreased to $9.8 million in the third quarter compared to $11.6 million in the third quarter in the prior year.
•

Third quarter net loss was $7.9 million compared to $42.7 million in the third quarter in the prior year. Third quarter net loss in the prior year included a loss on impairment of goodwill of $24.9 million.

•	Third quarter operating income was $3.2 million, compared to an operating loss of $6.6 million in the third quarter in the prior year which included other losses of $0.1 million.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “The third quarter continued the trend of growth established in the first half of 2020, particularly as it relates to our cemetery sales production1 and expense management initiatives.  We delivered record levels of cemetery sales production during the third quarter of 2020, including a 27% year-over-year increase.  The upward trajectory was largely driven by 32% growth in same-store pre-need sales production and included increases in both contract volume and average pricing.  This sales production growth was generated while reducing our expenses across the board and driving increased Field EBITDA2 levels.”

[1]	Cemetery sales production represents dollar volume associated with new contracts executed during the period.
[2]	Field EBITDA represents Adjusted Operating Income less Investment and Other Income plus Corporate Overhead and Depreciation and Amortization.

LIQUIDITY UPDATE

As of September 30, 2020, the Company had $64.6 million of cash, including $20.6 million of restricted cash, and $328.3 million of total debt.

“StoneMor produced a third quarter that generated adjusted EBITDA of $5.5 million and operating cash flow of $2.6 million, which includes a $6.6 million cash interest payment,” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “In addition, through the management of its Trust assets, between investment return and cash collections, net of distributions, StoneMor has increased the value of its Trust assets by $15.4 million, resulting in a further deleveraging of our balance sheet.  As we look forward, we continue to focus on generating operating cash flow through effective management of our operations and related treasury functions and our corporate cost reduction initiatives.”

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, November 12, 2020 at 4:30 p.m. Eastern Time.  The conference call can be accessed by calling (800) 954-0623.  No reservation number is necessary; however, due to the on-going pandemic, it is advised that interested parties access the call-in number 5 to 10 minutes prior to the scheduled start time to avoid delays.  StoneMor will also host a live webcast of this conference call.  Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Trevose, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 318 cemeteries and 86 funeral homes in 27 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding continued implementation of the Company’s performance and cost structure improvement efforts and the anticipated financial impact thereof, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the recent coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, purchasers of additional properties, uncertainties associated with the cash flow from pre-need  and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including comparable location revenues, adjusted operating income and adjusted comparable location operating income, EBITDA, adjusted EBITDA and field EBITDA, and unlevered cash provided by operating activities, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below (in thousands):

COMPARABLE LOCATION REVENUES

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Total revenues	$76,856	$73,151	$218,808	$223,115
Less: Revenue associated with divested properties	77	3,922	1,538	12,116
Comparable location revenues	$76,779	$69,229	$217,270	$210,999

ADJUSTED OPERATING INCOME (LOSS) AND ADJUSTED COMPARABLE LOCATION OPERATING INCOME (LOSS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Operating income (loss)	$3,211	$(6,570)	$30,475	$(26,121)
Less: Gain on sale of businesses	—	—	31,120	—
Less: Other losses, net	—	(129)	(2,169)	(3,558)
Adjusted operating income (loss)	3,211	(6,441)	1,524	(22,563)
Less: Operating income (loss) associated with divested properties	60	1,331	(255)	3,418
Adjusted comparable location operating income (loss)	$3,151	$(7,772)	$1,779	$(25,981)

EBITDA, ADJUSTED EBITDA AND FIELD EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net loss	$(7,857)	$(42,652)	$(2,768)	$(99,584)
Income tax benefit (expense)	(1,129)	(1,545)	(3,333)	4,841
Interest expense	12,197	12,765	36,576	35,282
Depreciation and amortization	2,285	2,647	7,078	8,120
EBITDA	5,496	(28,785)	37,553	(51,341)
Less: Gain on sale of businesses	—	—	31,120	—
Less: Other losses, net	—	(129)	(2,169)	(3,558)
Less: Loss on debt extinguishment	—	—	—	(8,478)
Less: Loss on impairment of goodwill	—	(24,862)	—	(24,862)
Adjusted EBITDA	5,496	(3,794)	8,602	(14,443)
Less: Investment and other income	9,905	10,063	30,830	29,474
Plus: Corporate overhead	9,762	11,595	27,019	38,145
Field EBITDA	$5,353	$(2,262)	$4,791	$(5,772)

UNLEVERED CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net cash provided by (used in) operating activities	$2,584	$4,817	$3,785	$(26,755)
Cash interest payments	6,686	7,463	20,361	24,444
Unlevered cash provided by (used in) operating activities	$9,270	$12,280	$24,146	$(2,311)

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	September 30,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$44,003	$34,867
Restricted cash	20,601	21,900
Accounts receivable, net of allowance	57,995	55,794
Prepaid expenses	4,808	4,778
Assets held for sale	32,109	23,858
Other current assets	14,756	17,142
Total current assets	174,272	158,339

Long-term accounts receivable, net of allowance	75,104	75,549
Cemetery property	302,918	320,605
Property and equipment, net of accumulated depreciation	90,234	103,400
Merchandise trusts, restricted, at fair value	484,520	517,192
Perpetual care trusts, restricted, at fair value	300,738	343,619
Deferred selling and obtaining costs	117,367	114,944
Deferred tax assets	20	81
Intangible assets	55,377	56,246
Other assets	25,862	29,393
Total assets	$1,626,412	$1,719,368

Liabilities and Owners' Equity
Current liabilities:
Accounts payable and accrued liabilities	$52,524	$55,134
Liabilities held for sale	24,815	20,668
Accrued interest	113	125
Current portion, long-term debt	1,143	374
Total current liabilities	78,595	76,301

Long-term debt, net of deferred financing costs	327,173	367,963
Deferred revenues	929,120	949,375
Deferred tax liabilities	31,062	34,613
Perpetual care trust corpus	300,738	343,619
Other long-term liabilities	46,938	49,987
Total liabilities	1,713,626	1,821,858
Commitments and contingencies

Owners' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 117,824,266 and 94,447,356 shares issued and outstanding, respectively	1,178	944
Paid-in capital in excess of par value	(85,624)	(103,434)
Retained deficit	(2,768)	—
Total owners' equity	(87,214)	(102,490)
Total liabilities and owners' equity	$1,626,412	$1,719,368

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share and per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenues:
Cemetery:
Interments	$21,409	$15,605	$54,755	$52,544
Merchandise	16,328	18,014	46,567	51,870
Services	16,435	17,068	48,923	50,400
Investment and other	9,905	10,063	30,830	29,474
Funeral home:
Merchandise	6,590	5,572	18,767	17,920
Services	6,189	6,829	18,966	20,907
Total revenues	76,856	73,151	218,808	223,115
Costs and Expenses:
Cost of goods sold	9,977	10,677	29,464	31,263
Cemetery expense	16,703	18,362	52,458	57,245
Selling expense	13,658	14,609	39,316	44,839
General and administrative expense	10,491	11,033	30,602	33,430
Corporate overhead	9,762	11,595	27,019	38,145
Depreciation and amortization	2,285	2,647	7,078	8,120
Funeral home expenses:
Merchandise	1,755	1,896	5,069	5,227
Services	5,653	5,351	16,347	16,363
Other	3,361	3,422	9,931	11,046
Total costs and expenses	73,645	79,592	217,284	245,678

Gain on sale of businesses	—	—	31,120	—
Other losses	—	(129)	(2,169)	(3,558)
Operating income (loss)	3,211	(6,570)	30,475	(26,121)
Interest expense	(12,197)	(12,765)	(36,576)	(35,282)
Loss on debt extinguishment	—	—	—	(8,478)
Loss on impairment of goodwill	—	(24,862)	—	(24,862)
Loss from operations before income taxes	(8,986)	(44,197)	(6,101)	(94,743)
Income tax benefit (expense)	1,129	1,545	3,333	(4,841)
Net loss	$(7,857)	$(42,652)	$(2,768)	$(99,584)
Net loss per common share (basic)(1)	$(0.07)	$(1.10)	$(0.03)	$(2.59)
Net loss per common share (diluted)(1)	$(0.07)	$(1.10)	$(0.03)	$(2.59)
Weighted average number of common shares outstanding - basic(2)	117,819	38,916	103,341	38,438
Weighted average number of common shares outstanding - diluted(2)	117,819	38,916	103,341	38,438

(1)

For the three and nine months ended September 30, 2020, represents net loss divided by weighted average number of common shares outstanding and for the three and nine months ended September 30, 2019, represents net loss divided by weighted average number of common limited partner units outstanding.

(2)

For the three and nine months ended September 30, 2020, represents weighted average number of common shares outstanding and for the three and nine months ended September 30, 2019, represents weighted average number of common limited partner units outstanding.

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2020	2019
Cash Flows From Operating Activities:
Net loss	$(2,768)	$(99,584)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Cost of lots sold	4,346	5,339
Depreciation and amortization	7,078	8,120
Provision for bad debt	4,529	5,380
Non-cash compensation expense	1,080	2,814
Loss on debt extinguishment	—	8,478
Loss on impairment of goodwill	—	24,862
Non-cash interest expense	16,159	12,435
Gain on sale of businesses	(31,120)	—
Other losses, net	2,169	3,558
Changes in assets and liabilities:
Accounts receivable, net of allowance	(16,180)	(14,305)
Merchandise trust fund	(12,284)	(11,137)
Other assets	3,799	(1,339)
Deferred selling and obtaining costs	(4,974)	(1,850)
Deferred revenues	39,238	23,860
Deferred taxes, net	(3,490)	4,620
Payables and other liabilities	(3,797)	1,994
Net cash provided by (used in) operating activities	3,785	(26,755)
Cash Flows From Investing Activities:
Cash paid for capital expenditures	(4,784)	(5,743)
Proceeds from divestitures	48,336	1,250
Net cash provided by (used in) investing activities	43,552	(4,493)
Cash Flows From Financing Activities:
Proceeds from issuance of Series A Preferred Stock	8,800	—
Proceeds from issuance of Common Stock	8,200	—
Proceeds from issuance of redeemable convertible preferred units, net	—	57,500
Proceeds from borrowings	3,672	406,087
Repayments of debt	(54,782)	(366,644)
Principal payment on finance leases	(1,061)	(1,098)
Cost of financing activities	(4,294)	(17,972)
Shares repurchased related to share-based compensation	(35)	(677)
Net cash (used in) provided by financing activities	(39,500)	77,196
Net increase in cash, cash equivalents and restricted cash	7,837	45,948
Cash, cash equivalents and restricted cash—Beginning of period	56,767	18,147
Cash, cash equivalents and restricted cash—End of period	$64,604	$64,095
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$20,361	$24,444
Cash paid during the period for income taxes	1,077	1,470
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$2,372	$2,759
Operating cash flows from finance leases	328	370
Financing cash flows from finance leases	1,061	1,098
Non-cash investing and financing activities:
Acquisition of assets by financing	$—	$2,234
Net transfers within assets held for sale	81,108	—
Accrued paid-in-kind interest on Senior Secured Notes	10,572	—